UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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The India Fund, Inc.

(Name of Registrant as Specified In Its Charter)

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The India Fund, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

May 2, 2014

Dear Stockholder:

We are pleased to enclose the notice and proxy statement for the Annual Meeting of Stockholders (the “Meeting”) of The India Fund, Inc. (NYSE: IFN; the “Fund”) to be held on Monday, June 9, 2014, at the offices of Aberdeen Asset Management Inc., 712 Fifth Avenue, 49th Floor (entrance on 56th Street), New York, New York, at 12:00 p.m., New York time.

At the Meeting, you will be asked to vote on the election of Directors.

After careful consideration, the Board of Directors of the Fund, including all of the Independent Directors, recommends that you vote “FOR” the election of each of the nominees.

Whether or not you intend to attend the Meeting, you may vote by proxy by signing and returning your proxy card in the enclosed postage-paid envelope or by following the instructions on your proxy card to vote by telephone or over the Internet. Please familiarize yourself with the proposal and vote immediately, even if you plan to attend the Meeting.

If your completed proxy card is not received, you may be contacted by representatives of the Fund, the Fund’s transfer agent, or our proxy solicitor, Georgeson Inc. (“Georgeson”). Georgeson has been engaged to assist the Fund in soliciting proxies. Representatives of Georgeson will remind you to vote your shares. You may also call the number provided on your proxy card for additional information.

As always, we thank you for your confidence and support.

Sincerely,

Alan R. Goodson
President

The India Fund, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 9, 2014

May 2, 2014

To the Stockholders:

An Annual Meeting of Stockholders of The India Fund, Inc. (the “Fund”) will be held on Monday, June 9, 2014, at the offices of Aberdeen Asset Management Inc., 712 Fifth Avenue, 49th Floor (entrance on 56th Street), New York, New York, at 12:00 p.m., New York time, for the purpose of considering and voting upon proposals to:

1.	Elect three Class II Directors to the Board of Directors.

2.	Transact such other business as may be properly presented at the Meeting or any adjournments or postponements thereof.

The close of business on April 22, 2014, has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

By order of the Board of Directors,

Megan Kennedy
Secretary

TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or to vote promptly by telephone or over the Internet according to the instructions on the enclosed proxy card, no matter how large or small your holdings may be.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

Corporate Accounts	Valid Signature

ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer	John Doe
ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
John B. Smith	John B. Smith, Jr., Executor

The India Fund, Inc.

(the “Fund”)

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

PROXY STATEMENT

This proxy statement is furnished in connection with a solicitation by the Board of Directors of The India Fund, Inc. (the “Fund”) of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at the offices of Aberdeen Asset Management Inc., 712 Fifth Avenue, New York, New York, on the 49th Floor (entrance on 56th Street), on Monday, June 9, 2014, at 12:00 p.m., New York time, and at any adjournments or postponements thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

This proxy statement and the accompanying form of proxy are first being mailed to Stockholders on or about May 2, 2014.

At the Meeting, Stockholders will vote on a proposal to elect three Class II Directors to the Board of Directors.

This Proxy Statement sets forth concisely the information Stockholders of the Fund should know before voting on the proposal. Please read it carefully and retain it for future reference. The Fund’s Annual Report, containing financial statements for the fiscal year ended December 31, 2013, as filed on Form N-CSR, is available free of charge by contacting Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, by calling 1-866-839-5205 toll-free or on the Internet at www.aberdeenIFN.com. Information about the Fund is included in this proxy statement. Reports and other information filed by the Fund can be inspected in person at the Public Reference Room maintained by the Securities and Exchange Commission (the “SEC”) at the address below, and copies of such materials can be obtained from the Public Reference Branch at the address below. In addition, shares of common stock of the Fund are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “IFN.” Reports and other information concerning the Fund can be inspected by contacting the NYSE at New York Stock Exchange, Inc., 11 Wall Street, New York, New York 10005. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549

By Phone:	1-800-SEC-0330

By Mail:	Public Reference Branch Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, D.C. 20549 (duplicating fee required)

By Email:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

Stockholders who execute proxies retain the right to revoke them in person at the Meeting, by written notice received by the Secretary of the Fund at any time before they are voted or by delivering a duly executed proxy bearing a later date. Proxies that are not revoked will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR each of the nominees for Director.

The close of business on April 22, 2014, has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. Each Stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

On the record date, there were 29,694,848 shares of the Fund’s common stock outstanding.

Whether or not a quorum is present at the Meeting, the Chairman of the Meeting, without notice other than by announcement at the Meeting, may adjourn the Meeting to a date not more than 120 days after the original record date. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of common stock of the Fund entitled to vote at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election will determine whether or not a quorum is present at the Meeting. The inspector of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum. For purposes of the election of Directors, abstentions and “broker non-votes” will not be considered votes cast and will not affect the plurality vote required for Directors.

Stockholders who plan to attend the Meeting will be required to provide valid identification in order to gain admission.

The Board of Directors of the Fund knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The principal business address of the Fund is 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

The date of this Proxy Statement is May 2, 2014.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on June 9, 2014:

The proxy statement and related materials are available at

www.aberdeenIFN.com

PROPOSAL 1. ELECTION OF DIRECTORS

Background

In accordance with the Fund’s Charter, the Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, Stockholders will be asked to elect three Class II Directors, each to hold office until the 2017 Annual Meeting of Stockholders, or thereafter until their respective successors are elected and qualified. The terms of office of the Class I Directors expire at the Annual Meeting of Stockholders in 2015 or thereafter until their respective successors are duly elected and qualified. The terms of office of the Class III Directors expire at the Annual Meeting of Stockholders in 2016 or thereafter until their respective successors are duly elected and qualified. These staggered terms have the effect of limiting the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors and could have the effect of depriving Stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

Messrs. Leslie H. Gelb, Stéphane R. F. Henry, and Luis F. Rubio are the nominees for election as Class II Directors. The qualifications of Messrs. Gelb, Henry, and Rubio are described in more detail below. Mr. Gelb, Mr. Henry, and Mr. Rubio have been members of the Fund’s Board of Directors since 1994, 2004, and 1999, respectively.

The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees listed below. The nominees have consented to their being named in this proxy statement and have indicated that they will serve if elected. If a nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named as proxies in their discretion.

The following table provides information concerning the nominees for election as Class II Directors:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Funds in Fund Complex* Overseen by Nominee (including the Fund)	Other Board Memberships Held by Nominee During Past 5 Years

Nominees to serve as Class II Directors until the 2017 Annual Meeting of Stockholders

Independent Directors / Nominees

Leslie H. Gelb c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1937	Director and Member of the Audit and Nominating Committees	Since 1994	President Emeritus of The Council on Foreign Relations since 2003. Previously, a Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, of The New York Times, as well as a senior official in the departments of State and Defense.	2	Director of 34 registered investment companies advised by Legg Mason Partners Fund Advisor, LLC and its affiliates.

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Funds in Fund Complex* Overseen by Nominee (including the Fund)	Other Board Memberships Held by Nominee During Past 5 Years

Stéphane R. F. Henry c/o Cim Fund Services Ltd. 33, Edith Cavell Street Port Louis, Mauritius Birth Year: 1967	Director and Member of the Audit and Nominating Committees	Since 2004	Chief Executive Officer and Managing Director of Investment Professionals Ltd. (investment manager) since 2005 and a Director of Ipro Growth Fund Ltd. since 2011.	1	Director of Arisaig Partners (Mauritius) Ltd. and previously Director of Boyer Allan Pacific India Fund until 2012 and Foreign Colonial India Ltd. until 2013.

Luis F. Rubio c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1955	Director and Member of the Audit and Nominating Committees	Since 1999	Chairman of Centro de Investigacion para el Desarrollo, A.C. (Center of Research for Development) since 2000. He is also a frequent contributor of op-ed pieces to The Wall Street Journal.	2	Director of one registered investment company advised by Advantage Advisers L.L.C. or its affiliates.

The following tables provide information concerning the Class I and Class III Directors currently serving until the years 2015 and 2016 Annual Meetings of Stockholders, respectively:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Funds in Fund Complex* Overseen by Nominee (including the Fund)	Other Board Memberships Held by Nominee During Past Five Years

Class I Directors serving until the 2015 Annual Meeting of Stockholders

Independent Directors

Jeswald W. Salacuse c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1938	Director, Chairman of the Board of Directors and Chairman of the Audit and Nominating Committees	Since 1993	Henry J. Braker Professor of Commercial Law at The Fletcher School of Law & Diplomacy, Tufts University, since 1986. He has also served as International Arbitrator, Arbitration Tribunal, ICSID, World Bank since 2004.	2	Director of 34 registered investment companies advised by Legg Mason Partners Fund Advisor, LLC and its affiliates.

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Funds in Fund Complex* Overseen by Nominee (including the Fund)	Other Board Memberships Held by Nominee During Past Five Years

Lawrence K. Becker c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1955	Director and Member of the Audit and Nominating Committees	Since 2003	Private Investor, Real Estate Investment Management since July 2003; Treasurer of the France Growth Fund from 2004 to 2008; and Vice President and Controller/Treasurer of National Financial Partners from 2000 to 2003.	2	Director of one registered investment company advised by Advantage Advisers L.L.C. or its affiliates.

Interested Director

Martin Gilbert[1] c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1955	Director	Since 2012	Founding Director, shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983. Director of Aberdeen Asset Management Asia Limited since 1991 and Aberdeen Asset Management Limited since 2000. Director since 1995 and President since 2006 of Aberdeen Asset Management, Inc.	29	Member of Board of British Sky Broadcasting Group PLC

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Funds in Fund Complex* Overseen by Nominee (including the Fund)	Other Board Memberships Held by Nominee During Past Five Years

Class III Directors serving until the 2016 Annual Meeting of Stockholders

Independent Director

J. Marc Hardy c/o Cim Fund Services Ltd. 33, Edith Cavell Street Port Louis, Mauritius Birth Year: 1954	Director and Member of the Audit and Nominating Committees	Since 2002	Mr. Hardy is a qualified stockbroker and has been providing investment advice to pension and investment funds for many years through Axys Capital Management. Since October 2010, he is the investment manager of NMHGSF, a large pension fund, and acts as Treasurer to a large group where he uses derivatives products to manage foreign exchange risk and improve profitability. Mr. Hardy has served as a member of the Board Investment Committee of the Mauritius Union Group since January 2012 and is Chairman of the Investment Committee of SBM Mauritius Asset Managers Ltd, a wholly owned subsidiary of State Bank of Mauritius Ltd. In December 2013, he was appointed Director of SBM Perpetual Fund and SBM India Fund. He joined the Investment Committee of AAMIL Mauritius Fund in March 2014.	1	Director of: Hanover Reinsurance Ltd., The Mauritius Development Investment Trust Ltd., and MDA Properties (ENL Group). Member of the Taylor Smith Pension Fund Investment Committee.

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Funds in Fund Complex* Overseen by Nominee (including the Fund)	Other Board Memberships Held by Nominee During Past Five Years

Interested Director

Hugh Young[2] Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital SquareTwo Singapore 049480 Birth Year: 1958	Director	Since 2012	A member of the Executive Management Committee of Aberdeen Asset Management PLC, a parent company of the Fund’s Investment Manager. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991.	2	None

*	Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Funds, Aberdeen Investment Funds, and Aberdeen Global Select Opportunities Fund, Inc. have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with Aberdeen Asset Management Asia Limited, the Fund’s investment manager, and may thus be deemed to be part of the same “Fund Complex.”
[1]

Mr. Gilbert is an “interested person,” as defined in the 1940 Act because he serves as Chief Executive of Aberdeen Asset Management PLC, the parent company of the Fund’s investment manager and administrator.

[2]	Mr. Young is an “interested person,” as defined in the 1940 Act, because he serves as Managing Director of Aberdeen Asset Management Asia Limited, the Fund’s investment manager.

Each Director was selected to join the Board based on a variety of factors including, but not limited to the Director’s ability to carry out his or her duties as a Director, the Director’s background, business and professional experience, qualifications and skills. Each Director possesses the following specific characteristics: Mr. Becker is a private investor with financial and accounting experience as treasurer and controller of other companies, experience as a member of the Board of other investment companies who, the Board has determined, is an “audit committee financial expert” as explained further below; Mr. Gelb has academic and foreign affairs experience and has served as a board member of other investment companies; Mr. Hardy has financial and international experience and other experience as a board member of various organizations; Mr. Henry has international business and investment experience and has served on boards of other investment companies; Mr. Rubio has business and academic experience as president of a not-for-profit think tank focused on Mexico’s economic and democratic development and has served as a board member of other investment companies; Mr. Salacuse has academic and foreign affairs experience and has served as a board member of other investment companies; Mr. Gilbert is a founder and CEO of a global asset management company with experience as a board member of other investment trusts and a member of several financial organizations; and Mr. Young is the managing director of the Fund’s investment manager in the Asia region and has served as a board member of other investment companies.

Director Compensation

Under the federal securities laws, the Fund is required to provide to Stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the investment manager or an affiliate of the investment manager during the Fund’s prior fiscal year. The following table provides information concerning the approximate compensation paid during the fiscal year ended December 31, 2013 to each Director of the Fund and the aggregate compensation paid to them from all registered funds in the Aberdeen Fund Complex for the fiscal year ended December 31, 2013. The Fund does not provide any pension or retirement benefits to Directors.

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment manager or that have an investment manager that is an affiliated person of the investment manager of any of the other registered investment companies. Investment companies are considered to be in the same family if they share the same investment manager or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation directly from the Fund or any other fund in the Fund Complex for performing their duties as officers or Directors, respectively, although they are reimbursed by the Fund for reasonable out-of-pocket travel expenses for attending Board meetings.

Name of Director	Aggregate Compensation from Fund	Total Compensation from Other Funds Advised by Adviser	Total Compensation from Fund and Fund Complex
Jeswald W. Salacuse	$76,500	$14,000	$90,500
Lawrence K. Becker	$59,000	$11,750	$70,750
Leslie H. Gelb	$59,000	$11,750	$70,750
J. Marc Hardy	$59,000	0	$59,000
Luis F. Rubio	$59,000	$11,750	$70,750
Stéphane R. F. Henry	$59,000	0	$59,000
Hugh Young*	0	0	0
Martin Gilbert*	0	0	0

*	Messrs. Gilbert and Young are Interested Directors

Beneficial Share Ownership

Based upon a review of the most recent filings made pursuant to Section 13 of the 1934 Act, as of April 22, 2014, the following table shows certain information concerning persons who may be deemed beneficial owners of 5% of more of the outstanding shares of the Fund:

Shares	Percentage	Name	Address
4,604,006	13.1%	City of London Investment Group	77 Gracechurch Street London, EC3V 0AS England

As of April 22, 2014, Cede & Co., a nominee for participants in The Depository Trust Company, held of record 29,500,742 shares, equal to approximately 99.34% of the outstanding shares of the Fund.

Ownership of Securities

The following table provides information concerning the number and dollar range of equity securities beneficially owned by each Director as of April 22, 2014:

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to Be Overseen by Director or Nominee in Family of Investment Companies(1)
Directors
Lawrence K. Becker	$10,001-$50,000	$50,001-$100,000
Martin Gilbert	$10,001-$50,000	$50,001-$100,000
Leslie H. Gelb	$10,001-$50,000	$10,001-$50,000
J. Marc Hardy	$10,001-$50,000	$10,001-$50,000
Stéphane R. F. Henry	$10,001-$50,000	$10,001-$50,000
Hugh Young	$10,001-$50,000	$10,001-$50,000
Luis F. Rubio	$10,001-$50,000	$10,001-$50,000
Jeswald W. Salacuse	$10,001-$50,000	$10,001-$50,000
All Directors and Executive Officers (as a group)	Over $100,000	Over $100,000

(1)

“Aberdeen Family of Investment Companies” means those registered investment companies that share Aberdeen Asset Management Asia Limited, the Fund’s investment manager, or an affiliate as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of April 22, 2014, the holdings of no Director or executive officer, nor the Directors and executive officers of the Fund as a group, represented more than 1% of the outstanding shares of the Fund’s common stock. At April 22, 2014, no Director or nominee for election as Director who is not an “interested person” of the Fund as defined in the 1940 Act, nor any immediate family member of such persons, owned beneficially or of record any shares of Aberdeen Asset Management Asia Limited (“AAMAL”), the Fund’s investment manager, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with AAMAL.

Responsibilities of the Board of Directors

The Board of Directors is responsible under applicable state law for overseeing generally the operation of the Fund. The Directors oversee the Fund’s operations by, among other things, meeting at regularly scheduled meetings and as otherwise needed with the Fund’s management and evaluating the performance of the Fund’s service providers including AAMAL, the Fund’s custodian, and the transfer agent. As part of this process, the Directors consult with the Fund’s independent registered public accounting firm, and the independent directors as defined in the 1940 Act (“Independent Directors”) consult with their own separate independent counsel.

The Directors regularly review the Fund’s financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund’s fees and expenses to determine if they are reasonable and competitive in light of the services being received, while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund’s management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, AAMAL and its affiliates and other funds and clients managed by AAMAL with the objective that the Fund will be managed in a manner that is in the best interest of the Fund’s Stockholders.

The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. Furthermore, the Board of Directors has a standing Audit Committee and a Nominating Committee, which meet periodically during the year and the responsibilities of which are described below, each composed entirely of Directors who are not “interested persons” of the Fund, AAMAL or its affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the NYSE listing standards (“Independent Directors”).

The Board of Directors is currently comprised of eight Directors, six of whom are “independent” as defined in the NYSE listing standards. Mr. Salacuse serves as Chairman of the Board and is an Independent Director. The Independent Directors have separate legal counsel and regularly meet apart from management. In fulfilling their general oversight responsibility, the Directors regularly receive reports from the Fund’s investment manager, the Fund’s Chief Compliance Officer (“CCO”), counsel to the Fund and counsel to the Independent Directors. The Board’s role in risk oversight of the Fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Fund. In line with this general oversight responsibility, the Board receives reports and makes regular inquiries at its quarterly meetings and as needed regarding the nature and extent of significant Fund risks (including investment, compliance and valuation risks) that could potentially have a materially adverse impact on the business operations, investment performance or reputation of the Fund, but relies upon the Fund’s management (including its portfolio managers and CCO, who reports directly to the Board) and AAMAL to assist it in identifying and understanding the nature and extent of such risks and determining that such risks are being effectively managed by the implementation of appropriate policies, procedures and controls.

In addition to reports and other information received from Fund management and AAMAL regarding the Fund’s investment program and activities, the Board as part of its risk oversight efforts meets at its quarterly meetings and as needed with the Fund’s CCO to discuss, among other things, any issues regarding the policies, procedures and controls of the Fund. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time by the Board. Because the Chairman of the Board and the Chair of each of the Board’s Audit and Nominating Committees is an Independent Director, the manner in which the Board administers its risk oversight efforts is not expected to have any significant impact on the Board’s leadership structure. Based on a review of the Board and its functions, the Board has determined that the leadership structure of the Board of Directors, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Fund.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Fund’s investment management and business affairs are carried out by or through the Fund’s management and AAMAL and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Officers of the Fund

The executive officers of the Fund are chosen annually to hold office until the next year and until their successors are chosen and qualified. The current executive officers of the Fund are:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Alan Goodson* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1974	President	Since 2011	Currently, Head of Product US, overseeing both Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. (“AAMI”) and joined Aberdeen in 2000.

Jeffrey Cotton* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1977	Vice President-Compliance and Chief Compliance Officer	Since 2011	Currently, Vice President and Head of Compliance – Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America / Columbia Management (2006-2009).

Lucia Sitar* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1971	Vice President and Chief Legal Officer	Since 2012	Currently, Managing U.S. Counsel for AAMI. Ms. Sitar joined AAMI in July 2007.

Megan Kennedy* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1974	Vice President and Secretary	Since 2011	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Adrian Lim* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1971	Vice President	Since 2012	Currently, Senior Investment Manager on the Asian Equities Team. Adrian joined Aberdeen in 2000 as a manager in private equity on the acquisition of Murray Johnstone and transferred to his current position soon after.

Gary Marshall* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1961	Vice President	Since 2011	Head of Americas since January 2010, which role includes responsibility for overseeing registered and unregistered investment companies in the US and Canada. Mr. Marshall is the Chief Executive of Aberdeen Asset Management Inc. and joined Aberdeen via the acquisition of Prolific Financial Management in 1997.

Jennifer Nichols* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1978	Vice President	Since 2011	Currently, Global Head of Legal for Aberdeen. Director, Vice President for AAMI since October 2006.

Christian Pittard* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1973	Vice President	Since 2011	Currently, Group Head of Product Development for Aberdeen Asset Management PLC and Director of Aberdeen Asset Managers Limited since 2010. Previously, Director and Vice President (2006-2008) and, Chief Executive Officer (from October 2005 to September 2006) of Aberdeen Asset Management Inc.

Andrea Melia* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1969	Treasurer	Since 2011	Currently, Vice President and Head of Fund Accounting for AAMI (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Kasey Deja* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1979	Assistant Secretary	Since 2012	Currently, Senior Product Manager within Product Management for AAMI. Ms. Deja joined Aberdeen in 2005 and transferred to the U.S. Transitions Team in 2007. In 2009, she became Manager of the U.S. Transitions Team and transferred to her current role in 2011.

Sofia Rosala* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Deputy Chief Compliance Officer	Since 2013	Currently U.S. Counsel / Deputy Fund CCO. She joined Aberdeen in 2012. Prior to joining Aberdeen, she was counsel for Vertex, Inc. from April 2011 to June 2012. She was also an Associate with Morgan, Lewis and Bockius from May 2008 to April 2011.

Sharon Ferrari* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2013	Currently, Senior Fund Administration Manager for AAMI. Ms. Ferrari joined AAMI as a Senior Fund Administrator in 2008.

*	Messrs. Goodson, Cotton, Lim, Marshall, and Pittard and Mses. Sitar, Melia, Kennedy, Nichols, Deja, Ferrari, and Rosala hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Singapore Fund Inc., The India Fund Inc., The Asia Tigers Fund Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Funds, Aberdeen Investment Funds, and Aberdeen Global Select Opportunities Fund, Inc. each of which may also be deemed to be a part of the same “Fund Complex.”

Audit Committee

The Fund’s Audit Committee is composed entirely of Directors who are not “interested persons” of the Fund, AAMAL or its affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the NYSE listing standards. Currently, Mr. Salacuse is the Chairman and Messrs. Becker, Gelb, Hardy, Henry, and Rubio are members of the Audit Committee. The Audit Committee convened five times during the fiscal year ended December 31, 2013. The principal functions of the Audit Committee are to appoint and retain the Fund’s independent registered public accounting firm, to review with the independent registered public accounting firm the scope, performance and anticipated cost of their audit and to receive and consider a report from the independent registered public accounting firm concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent registered public accounting firm might want to make in that connection. The Board has determined that Mr. Becker is an “audit committee financial expert,” as defined in Section 401(h) of Regulation S-K. The Fund adopted an Audit Committee Charter in February 2000, which was most recently amended in May 2013. The Audit Committee Charter states that no member of the Committee may serve on the audit committees of more than three public companies, including the Fund, unless the Board of Directors determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively. The Board of Directors has determined that the service by Messrs. Becker, Gelb and Salacuse on the audit committees of more than two other public companies does not impair each of their ability to serve effectively on the Fund’s Audit Committee. The Fund’s amended and restated Audit Committee Charter is attached hereto as Appendix A.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Pursuant to the Fund’s Audit Committee Pre-Approval Policy, the Audit Committee pre-approved all audit and non-audit services provided by PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, to the Fund in 2013. As set forth in the Audit Committee Pre-Approval Policies, the Audit Committee has authorized the Chairman of the Audit Committee to pre-approve certain services to be performed by PwC, as necessary, between audit committee meetings which would then be presented to the full Audit Committee at its next regularly scheduled meeting. A representative of PwC will be available at the Meeting to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

Nominating Committee

The Nominating Committee is composed entirely of Directors who are not “interested persons” of the Fund, AAMAL or its affiliates within the meaning of the 1940 Act and who are “independent” as defined in the NYSE listing standards. Currently, Mr. Salacuse is the Chairman and Messrs. Becker, Gelb, Hardy, Henry, and Rubio are members of the Nominating Committee. This Committee met one time during the fiscal year ended December 31, 2013. The principal function of the Nominating Committee is to select and nominate persons for election as Directors of the Fund. The Fund adopted a Nominating Committee Charter on December 18, 2003, which is attached hereto as Appendix B.

The Nominating Committee identifies potential nominees through its network of contacts. While the Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote, the Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard).

In identifying and evaluating nominees, the Nominating Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Directors of the Fund; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating Committee does not have a formal diversity policy but may also consider diversity of professional experience, education and skills when evaluating potential nominees. The Nominating Committee will accept nominations for the office of Director made by Fund Stockholders. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee. There are no differences in the manner in which the Nominating Committee evaluates nominees based on whether such nominees are recommended by a Stockholder.

The Fund does not pay a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees. The Nominating Committee did not receive a recommended nominee from a Stockholder who beneficially owned, or a group of Stockholders who beneficially owned, more than 5% of the Fund’s shares for at least one year as of the date the recommendation was made.

Board Meetings

During the fiscal year ended December 31, 2013, the Board of Directors held four regular meetings and three special meetings. Each Director attended at least 75% of the meetings of the Board or the committee(s) of the Board on which he served.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act, and Section 30(h) of the 1940 Act in combination require the Fund’s Directors and officers, persons who own more than ten percent of the Fund’s common stock, and AAMAL and its directors and officers, to file reports of ownership and changes in ownership of the Fund’s securities with the SEC and the NYSE. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file.

Based solely on a review of those forms furnished to the Fund, the Fund believes that the Fund’s Directors and Officers, and AAMAL and its directors and officers, complied with applicable filing requirements during the fiscal year ended December 31, 2013 in a timely manner, except that a Form 5 report was filed on January 13, 2014 by Mr. Leslie H. Gelb, a Director of the Fund, reflecting a purchase of shares of common stock on July 18, 2013.

Report of the Audit Committee

The Audit Committee reports that it has: (i) reviewed and discussed the Fund’s audited financial statements for the fiscal year ended December 31, 2013 with management; and (ii) discussed with PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (“SAS 61”). SAS 61 requires the independent registered public accounting firm to communicate to the Audit Committee matters including, if applicable: (i) methods used to account for significant unusual transactions; (ii) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and (iv) disagreements with management over the application of accounting principles and certain other matters.

The Audit Committee also reports that it previously received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by the Public Company Accounting Oversight Board Rule 3526 and discussed with PwC the independent registered public accounting firm’s independence. In addition, the Audit Committee has reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to: Aberdeen Asset Management Asia Limited (“AAMAL”), the Fund’s investment manager as of December 19, 2011, and any entity controlling, controlled by or under common control with AAMAL that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Audit Committee presents this report to the Board of Directors and recommends that the Fund’s audited financial statements be included in the Fund’s annual report to stockholders for the fiscal year ended December 31, 2013 and filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Fund’s Board of Directors

Lawrence K. Becker

Leslie H. Gelb

J. Marc Hardy

Stephane R.F. Henry

Luis F. Rubio

Jeswald W. Salacuse

February 19, 2014

Required Vote

Directors are elected by a plurality of all the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. A “plurality of the votes” cast means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for Directors.

Please note that unless otherwise instructed, the proxies will vote FOR each nominee for Director.

The Directors, including the Independent Directors, recommend that Stockholders vote “FOR” each nominee for Director.

ADDITIONAL INFORMATION

Service Providers

AAMAL currently serves as the Fund’s investment manager. The address of AAMAL is 21 Church Street, #01-01, Capital Square Two, Singapore 049480. AAMAL is a wholly-owned subsidiary of Aberdeen Asset Management PLC.

Aberdeen Asset Management Inc. currently serves as the Fund’s administrator. The address of Aberdeen Asset Management Inc. is 1735 Market Street, 32nd Floor, Philadelphia, PA 19103. Aberdeen Asset Management Inc. is a wholly-owned subsidiary of Aberdeen Asset Management PLC.

Aberdeen Asset Management Inc. subcontracts certain of its responsibilities as administrator to State Street Bank and Trust Company. The address of State Street Bank and Trust Company is One Heritage Drive, North Quincy, MA 02171.

Independent Registered Public Accounting Firm

The Fund’s Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the Fund’s independent registered public accounting firm. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Fund’s Audit Committee reviews and pre-approves the services to be provided by the independent registered public accounting firm. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent registered public accounting firm to AAMAL or any entity controlling, controlled by, or under common control with AAMAL if such services relate directly to the operations and financial reporting of the Fund. As set forth in the Audit Committee Pre-Approval Policies, the Audit Committee has authorized the Chairman of the Audit Committee to pre-approve certain services to be performed by PwC, as necessary, between audit committee meetings which would then be presented to the full Audit Committee at its next regularly scheduled meeting.

Audit Fees. The aggregate fees paid to PwC in connection with the annual audit of the Fund’s financial statements and for services normally provided by PwC in connection with the statutory and regulatory filings of the Fund for the fiscal years ended December 31, 2012 and December 31, 2013 were $99,166 and $99,466, respectively, including out-of-pocket expenses.

Audit-Related Fees. The aggregate fees paid to PwC in connection with assurance and related services reasonably related to the annual audit of the Fund and for review of the Fund’s financial statements, other than the Audit Fees described above, for the fiscal years ended December 31, 2012 and December 31, 2013 were $0 and $5,000, respectively.

Tax Fees. The aggregate fees paid for domestic and international tax-related services, including tax compliance, tax advice and tax planning, rendered by PwC to the Fund for the fiscal years ended December 31, 2012 and December 31, 2013 were $113,895 and $55,695, respectively. The 2013 tax fees have not been finalized and are estimates prepared by PwC.

All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to the Fund for the fiscal years ended December 31, 2012 and December 31, 2013 were $0 and $0, respectively.

The aggregate non-audit fees billed by PwC for services rendered to the Fund, AAMAL, the Fund’s investment manager, and any entity controlling, controlled by or under common control with the Fund or AAMAL that provided ongoing services to the Fund for the fiscal years ended December 31, 2012 and December 31, 2013 were $2,368,467 and $900,985, respectively. The Audit Committee has determined that the provision of non-audit services is compatible with maintaining the independence of PwC.

None of the services described above, provided in the fiscal year ended December 31, 2013, were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Other Business

The Fund’s Board of Directors does not know of any other matter that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

Stockholder Proposals

All proposals by Stockholders of the Fund that are intended to be presented at the Fund’s next Annual Meeting of Stockholders, to be held in 2015, must be received by the Fund (addressed to The India Fund, Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103) for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than January 2, 2015. Any Stockholder who desires to bring a proposal for consideration at the Fund’s year 2015 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the Fund (addressed to The India Fund, Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103) during the period from February 9, 2015 to March 11, 2015. However, if the Fund’s 2015 Annual Meeting of Stockholders is held earlier than May 10, 2015 or later than August 8, 2015, such written notice must be delivered to the Secretary or Assistant Secretary of the Fund no earlier than 120 days before the date of the 2015 Annual Meeting of Stockholders and no later than the later of 90 days before the date of the 2015 Annual Meeting of Stockholders or 10 days following the public announcement of the date of the 2015 Annual Meeting of Stockholders.

Any Stockholder proposal intended to be included in the Fund’s proxy statement, including any accompanying supporting statement, may not exceed 500 words. A Stockholder desiring to submit such a proposal must be a record or beneficial owner of shares with a market value of $2,000 and must have held such shares for at least one year. Further, the Stockholder must continue to hold such shares through the date on which the Meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of Stockholders, and a Stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act and Section 4(b) of the By-Laws of the Fund. The timely submission of a proposal does not guarantee its inclusion in a Fund’s proxy materials.

Stockholder Communications with the Board of Directors

The Fund has adopted procedures by which Fund Stockholders may send communications to the Board of Directors. Stockholders may mail written communications to the Board to the attention of the Board of Directors of The India Fund, Inc., c/o the Fund’s Chief Legal Officer, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103. Stockholder communications must (i) be in writing and be signed by the Stockholder and (ii) identify the number of shares held by the Stockholder. The Chief Legal Officer of the Fund is responsible for reviewing properly submitted Stockholder communications. The Chief Legal Officer shall either (i) provide a copy of each properly submitted Stockholder communication to the Board at its next regularly scheduled board meeting or (ii) if the Chief Legal Officer determines that the communication requires more immediate attention, forward the communication to the Directors promptly after receipt. The Chief Legal Officer may, in good faith, determine that a Stockholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, Stockholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. These procedures shall not apply to (i) any communication from an officer or Director of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a Stockholder of the Fund, or (iii) any Stockholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act or any communication made in connection with such a proposal.

The Fund does not have a formal policy regarding attendance by Directors at Annual Meetings of Stockholders.

Expenses of Proxy Solicitation

The costs of preparing, printing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund, even if the proposals are not successful, as will all of the other costs in connection with the Meeting. Proxies may also be solicited personally by Directors and officers of the Fund, by employees of the Fund’s transfer agent, and by regular employees of AAMAL, its respective affiliates or other representatives of the Fund, and may be accomplished by telephone in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses so incurred.

In addition, Georgeson Inc. (“Georgeson”), a proxy solicitation firm, has been retained to assist in the solicitation of the proxy vote. It is anticipated that Georgeson will be paid an amount estimated at $3,000 plus reasonable out-of-pocket expenses. Therefore, expenses of the Meeting will include costs of (i) preparing, assembling and mailing material in connection with the solicitation, (ii) soliciting proxies by officers or employees, personally or by telephone or telegraph, (iii) reimbursing brokerage houses, banks and other fiduciaries and (iv) compensating the proxy solicitor.

Georgeson may call Stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Stockholders’ identities, to allow Stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. A Stockholder voting by telephone would be asked for his or her social security number or other identifying information and would be given an opportunity to authorize proxies to vote his or her shares in accordance with his or her instructions. To ensure that the Stockholder’s instructions have been recorded correctly, he or she will receive a confirmation of such instructions in the mail. The confirmation is a replica of the proxy card, but with marks indicating how the Stockholder voted, along with a special toll-free number which will be available in the event the Stockholder wishes to change or revoke the vote. Although a Stockholder’s vote may be taken by telephone, each Stockholder will receive a copy of this proxy statement and may vote by mailing the enclosed proxy card. If you have any questions or need assistance in voting, please contact Georgeson at its toll-free number, 1-866-297-1264.

Please vote promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the instructions on the enclosed proxy card for voting by telephone or over the Internet.

May 2, 2014

Appendix A

THE ASIA TIGERS FUND, INC.

THE INDIA FUND, INC.

AUDIT COMMITTEE CHARTER

December 18, 2003, as amended on

November 8, 2005, October 27, 2009, July 27, 2010 and May 7, 2013

This charter sets forth the purpose, authority and responsibilities of the Audit Committee of the Board of Directors (the “Board”) of each of the investment companies set forth above (each, a “Fund”).

Purposes

The Audit Committee of the Board (the “Committee”) has, as its primary purpose, oversight responsibility with respect to: (a) the adequacy of the Fund’s accounting and financial reporting processes, policies and practices; (b) the integrity of the Fund’s financial statements and the independent audit thereof; (c) the adequacy of the Fund’s overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) the Fund’s compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Fund’s independent auditors; and (f) the Fund’s internal audit function, if any.

The function of the Committee is oversight; it is the responsibility of the Fund’s investment adviser (the “Adviser”) to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit.

Authority

The Committee has been duly established by the Board and shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain counsel and other experts or consultants at the expense of the Fund and approve the fees payable to such advisors and any other terms of their retention. The Committee has the authority and responsibility to retain and terminate the Fund’s independent auditors. In connection therewith, the Committee must evaluate the independence of the Fund’s independent auditors and receive the auditors’ specific representations as to their independence.

Composition and Term of Committee Members

The Committee shall be comprised of the Directors who are “Independent,” which term shall mean each Director (i) who is not an “interested person,” as defined in the Investment Company Act of 1940, as amended, of the Fund; and (ii) who has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving as a Director or member of the Committee or any other committee of the Board). The members of the Committee shall designate one member to serve as Chairman of the Committee.

No member of the Committee may serve on the audit committees of more than three public companies, unless the Board determines that such simultaneous service would not impair the ability of such member effectively to serve on the Committee. For the purposes of this determination, service on the Committee of the Funds shall be counted as service on a single audit committee and service on multiple audit committees within the same fund complex shall be counted as service on a single audit committee. The Fund shall disclose in its annual proxy statement any such determination.

Each member of the Committee shall be “Independent,” as defined in the New York Stock Exchange (the “NYSE”) Listed Company Manual § 303A, and shall be free of any relationship that, in the judgment of the Board, may interfere with the exercise of his or her independent judgment.

Each member of the Committee shall serve until a successor is appointed.

The Board shall determine whether: the Committee has at least one member who is an “audit committee financial expert” (“ACFE”), as such term is defined in the rules adopted under Section 407 of the Sarbanes-Oxley Act of 2002. The designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board. In addition, with respect to those Funds listed on the NYSE, each member of the Committee must be financially literate and at least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualifications in its business judgment under the NYSE listing requirements.

Meetings

The Committee shall meet on a regular basis, no less frequently than semi-annually, and is empowered to hold special meetings as circumstances require. Periodically, the Committee shall meet to discuss with management the Fund’s annual audited financial statements and semi-annual financial statements. Periodically, the Committee should meet separately with management, the Fund’s administrator and independent auditors to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee may request any officer or employee of the Adviser or the Fund’s legal counsel (or counsel to the Independent Board members) or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Minutes of each meeting will be taken and circulated to all members of the Committee in a timely manner.

Any action of the Committee requires the vote of a majority of the Committee members present, whether in person or otherwise, at the meeting at which such action is considered. At any meeting of the Committee, one member of the Committee shall constitute a quorum for the purpose of taking any action.

Duties and Powers and of the Committee

The duties and powers of the Committee include, but are not limited to, the following:

•

bear direct responsibility for the appointment, compensation, retention and oversight of the work of the Fund’s independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, and the independent auditors must report directly to the Committee;

•	prepare an audit committee report to be included in the Fund’s annual proxy statement as required by Item 407(d)(3)(i) of Regulation S-K;

•	set the compensation of the independent auditors, such amount to be paid by the Fund;

•

evaluate the independence of the Fund’s independent auditors, including whether the auditors provide any consulting services to the Adviser or its affiliated companies, and receive the auditors’ specific representations as to their independence;

•

to the extent required by applicable law, pre-approve: (i) all audit and permissible non-audit services[1] that the Fund’s independent auditors provide to the Fund, and (ii) all non-audit services that the Fund’s independent auditors provide to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee.[2]

[1]

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions; (vii) human resources; (viii) broker or dealer, investment adviser or investment banking services; (ix) legal services; (x) expert services unrelated to the audit; and (xi) any other service the Public Company Accounting Oversight Board (“PCAOB”) determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

[2]

Pursuant to the Fund’s Audit Committee Pre-Approval Policies, as amended on November 29, 2005, individual tax or audit-related services that fall within certain enumerated categories and are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the independent auditor’s independence, by the Chairman (or any other Committee member who is a disinterested director under the Investment Company Act of 1940, as amended, to whom this responsibility has been delegated) so long as the estimated fee for the services does not exceed $75,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

•

meet with the Fund’s independent auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit, including the audit procedures to be utilized in the review of the Fund’s financial statements, and any special audits; (ii) discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of the audit(s); (iii) consider the auditors’ comments with respect to the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto; and (iv) review the form of opinion the auditors propose to render to the Directors and the members of the Fund;

•

review reports prepared by the Fund’s independent auditors detailing the fees paid to the Fund’s independent auditors for: (i) audit services (includes all services necessary to perform an audit, services provided in connection with statutory and regulatory filings or engagements and other services generally provided by independent auditors, such as comfort letters, statutory audits, attest services, consents and assistance with, and review of, documents filed with the Securities and Exchange Commission (“SEC”)); (ii) audit-related services (covers assurance and due diligence services, including, employee benefit plan audits, due diligence related to mergers and acquisitions, consultations and audits in connection with acquisitions, internal control reviews and consultations concerning financial accounting and reporting standards); (iii) tax services (services performed by a professional staff in the accounting firm’s tax division, except those services related to the audit, including tax compliance, tax planning and tax advice) and (iv) other services (includes financial information systems implementation and design).

•

ensure that the Fund’s independent auditors prepare and deliver annually to the Committee a written statement (the “Auditors’ Statement”) describing: (i) the auditors’ internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Fund, including each non-audit service provided to the Fund and the matters set forth in PCAOB Rule 3526;

•

receive and review a written report (or update, with respect to a semi-annual filing), as of a date 90 days or less prior to the filing of the Fund’s annual (or semi-annual) report with the SEC, to the Committee from the Fund’s independent auditors regarding any: (i) critical accounting policies to be used; (ii) alternative accounting treatments that have been discussed with the Fund’s management along with a description of the ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors; (iii) material written communications between the auditor and management of the Fund; and (iv) all non-audit services provided to any entity in the Fund’s investment company complex that were not pre-approved by the Committee;

•

at least annually, inquire of the independent auditors whether the Fund’s financial statements have been selected by the PCAOB for inspection. To the extent the Fund has been selected, the Committee should discuss with the independent auditors any areas of the Fund’s financial statements, internal controls and the audits thereof that are under review and whether any concerns have been raised regarding the Fund’s financial statements, internal controls and the audits thereof. The Committee shall be apprised on a “real time” basis of any material developments in connection with this inspection. Finally, following the issuance by the PCAOB of any inspection reports relating to the independent registered public accountants, such firm shall discuss with the Committee any findings included in the report (whether the public or private portions of the report) to the extent relevant to the Fund;

•

review matters relating to the Fund’s internal controls and annual and semi-annual financial reporting process, including results of the annual audit. Review internal accounting controls relating to the activities of the Fund’s custodian and administrator and the Adviser through the periodic review of reports, discussions with appropriate officers and consideration of reviews provided by internal audit staff;

•

meet with the Fund’s internal auditors (or other personnel responsible for the internal audit function), if any, following an internal audit of the Fund to discuss significant risks and exposures, if any, to the Fund’s risk management processes and system of internal controls, and the steps taken to monitor and minimize such risks;

•

review of any issues brought to the Committee’s attention by independent auditors or the Fund’s management, including those relating to any deficiencies in the design or operation of internal controls which could adversely affect the Fund’s ability to record, process, summarize and report financial data, any material weaknesses in internal controls and any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund’s internal controls;

•

review and evaluate the qualifications, performance and independence of the lead partner of the Fund’s independent auditors and confirm that the independent auditors have ensured the appropriate rotation of the lead partner pursuant to applicable regulations;

•

require the Fund’s independent auditors to report any instance of an audit partner of those auditors earning or receiving compensation based on that partner procuring engagements with the Fund to provide any services other than audit, review or attest services;

•	resolve any disagreements between the Fund’s management and independent auditors concerning the Fund’s financial reporting;

•

to the extent there are Directors who are not members of the Committee, report its activities to the full Board on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate;

•

discuss with management and the independent auditors, prior to the printing and distribution of the Fund’s annual report, the Fund’s audited financial statements, including any narrative discussion concerning the Fund’s financial condition and investment performance and, if appropriate, recommend the publication of the Fund’s annual audited financial statements in the Fund’s annual report;

•

discuss with management, prior to the printing and distribution of the Fund’s semi-annual report, the Fund’s unaudited financial statements, including any narrative discussion concerning the Fund’s financial condition and investment performance;

•	discuss the Fund’s earnings press releases, financial information and earnings guidance provided to analysts and ratings agencies, if any;

•	review policies with respect to risk assessment and risk management;

•	review hiring policies for employees or former employees of the Fund’s independent auditors;

•

establish and maintain the procedures set forth in Exhibit A regarding: (i) the receipt, retention and treatment of complaints received by the Funds or the Adviser regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Adviser, any sub-adviser, administrator, principal underwriter or provider of accounting-related services of concerns regarding questionable accounting or auditing matters; and

•	review such other matters as may be appropriately delegated to the Committee by the Board.

Annual Performance and Charter Evaluation

The Committee shall perform a review and evaluation, at least annually, of the performance of the Committee and its members, including reviewing the compliance of the Committee with this charter. The Committee shall also perform a review and evaluation of the adequacy of this Charter at least annually and recommend any proposed changes to the Charter to the Board for approval. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate in its judgment.

WHISTLEBLOWER PROCEDURES

A.	Responsibilities of Audit Committee of the Fund (the “Audit Committee”) With Respect to Specified Complaints

1.	The Audit Committee shall receive, retain, investigate and act on complaints and concerns of Covered Persons[3] (“Reports”) regarding:

a)	questionable accounting, internal accounting controls and auditing matters, including those regarding the circumvention or attempted circumvention of internal accounting controls or that would otherwise constitute a violation of the Fund’s accounting policies (each an “Accounting Allegation”);

b)	compliance with legal and regulatory requirements (“Legal Allegation”); and

c)	retaliation against Covered Persons who make Accounting Allegations or Legal Allegations (“Retaliatory Act”).

2.	In the discretion of the Audit Committee, responsibilities of the Audit Committee created by these procedures may be delegated to the Chairman of the Audit Committee.

B.	Procedures for Receiving Reports

1.	Any Report that is made directly to management, whether openly, confidentially or anonymously, shall be promptly reported to the Audit Committee.

2.	Each Report forwarded to the Audit Committee by management and each Report that is made directly to the Audit Committee, whether openly, confidentially or anonymously, shall be reviewed by the Audit Committee, who may, in their discretion, consult with any member of management who is not the subject of the allegation and who may have appropriate expertise to assist the Audit Committee. The Audit Committee shall determine whether the Audit Committee or management should investigate the Report, taking into account the considerations set forth in Section C below.

a)	If the Audit Committee determines that management should investigate the Report, the Audit Committee shall notify the Fund’s Chief Legal Officer in writing of that conclusion. Management shall thereafter promptly investigate the Report and shall report the results of its investigation, in writing, to the Audit Committee. Management shall be free in its discretion to engage outside auditors, counsel or other experts to assist in the investigation and in the analysis of results.

b)	If the Audit Committee determines that it should investigate the Report, the Audit Committee shall promptly determine what professional assistance, if any, it needs in order to conduct the investigation. The Audit Committee shall be free in its discretion to engage outside auditors, counsel or other experts to assist in the investigation and in the analysis of results.

[3]	For purposes of these Procedures, “Covered Person” means any “Fund Covered Person” or “Vendor Covered Person”; “Fund Covered Persons” means officers of the Fund as well as those employees of the Fund’s investment adviser and sub-adviser that provide services on behalf of those entities to the Fund; and “Vendor Covered Persons” means those employees of the Fund’s custodian, administrator, transfer agent, auction agent and other third-party agents that, pursuant to agreements with the Fund, provide services to or on behalf of the Fund.

C.	Considerations Relative To Whether the Audit Committee or Management Should Investigate a Report

In determining whether management or the Audit Committee should investigate a Report, the Audit Committee shall consider, among any other factors that are appropriate under the circumstances, the following:

1.	Who is the alleged wrongdoer? If an executive officer, senior financial officer or other high management official is alleged to have engaged in wrongdoing, that factor alone may militate in favor of the Audit Committee conducting the investigation.

2.	How serious is the alleged wrongdoing? The more serious the alleged wrongdoing, the more appropriate that the Audit Committee should undertake the investigation. If the alleged wrongdoing would constitute a crime involving the integrity of the financial statements of the Fund, that factor alone may militate in favor of the Audit Committee conducting the investigation.

3.	How credible is the allegation of wrongdoing? The more credible the allegation, the more appropriate that the Audit Committee should undertake the investigation. In assessing credibility, the Audit Committee should consider all facts surrounding the allegation, including but not limited to whether similar allegations have been made in the press or by analysts.

D.	Protection of Whistleblowers

Consistent with the policies of the Fund, the Audit Committee shall not retaliate, and shall not tolerate any retaliation by management or any other person or group, directly or indirectly, against anyone who, in good faith, makes an Accounting Allegation or Legal Allegation, reports a Retaliatory Act or provides assistance to the Audit Committee, management or any other person or group, including any governmental, regulatory or law enforcement body, investigating a Report. The Audit Committee shall not, unless compelled by judicial or other legal process, reveal the identity of any person who makes an Accounting Allegation or Legal Allegation or reports a Retaliatory Act and who asks that his or her identity as the person who made such Report remain confidential and shall not make any effort, or tolerate any effort made by any other person or group, to ascertain the identity of any person who makes a Report anonymously.

E.	Records

The Audit Committee shall retain for a period of seven years all records relating to any Accounting Allegation or Legal Allegation or report of a Retaliatory Act and to the investigation of any such Report.

A.	Procedures for Making Complaints

In addition to any other avenue available to a Covered Person, any Covered Person may report to the Audit Committee openly, confidentially or anonymously any Accounting Allegation or Legal Allegation or report of a Retaliatory Act. Accounting Allegations, Legal Allegations and reports of a Retaliatory Act can be made orally or in writing to the Chairman of the Audit Committee. Such Reports can also be made directly to management openly, confidentially or anonymously by contacting the Fund’s Chief Legal Officer in writing or in person.

Appendix B

THE INDIA FUND INC.

THE ASIA TIGERS FUND, INC.

NOMINATING COMMITTEE CHARTER

Organization

The Nominating Committee (the “Committee”) of each of The India Fund, Inc. and The Asia Tigers Fund, Inc. (each, a “Fund”) shall be composed solely of Directors who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and who are “independent” as defined in the New York Stock Exchange listing standards. The Board of Directors of the Fund (the “Board”) shall nominate the members of the Committee and shall designate the Chairman of the Committee. The Chairman shall preside at each meeting of the Committee.

Responsibilities

The Committee shall select and nominate persons for election as Directors of the Fund.

Identification and Evaluation of Potential Nominees

In identifying and evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee should consider among other factors it may deem relevant:

•

whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•

the contribution which the person can make to the Board and the Fund, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies

While the Committee is solely responsible for the selection and nomination of the Fund’s Directors, the Committee shall accept nominations for the office of Director made by Fund Stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee.

Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

Nomination of Directors

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

Meetings

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: December 18, 2003

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 712 Fifth Avenue, 49th Floor (entrance on 56th Street) New York, NY 10019 on June 9, 2014

Please detach at perforation before mailing.

PROXY	THE INDIA FUND, INC.	PROXY
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 9, 2014

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned Stockholder(s) of The India Fund, Inc., revoking previous proxies, hereby appoints Alan Goodson, Megan Kennedy, and Kasey Deja, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of The India Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held on Monday, June 9, 2014, at 12:00 p.m. New York time, at the offices of Aberdeen Asset Management Inc., 712 Fifth Avenue, 49th Floor (entrance on 56th Street), New York, New York 10019, and at any adjournment or postponement thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for director (Proposal 1).

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature and Title, if applicable

Signature (if held jointly)

Date	IFN_25584_042314

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

The India Fund, Inc.

Stockholders Meeting to Be Held on Monday, June 9, 2014, at 12:00 p.m. (New York time)

The Proxy Statement for this meeting is available at: http://www.aberdeenIFN.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated May 2, 2014 and upon all other such matters as may properly come before the meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR DIRECTOR IN PROPOSAL 1.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1.	To elect three Class II Directors to the Board of Directors to serve until the 2017 Annual	FOR	WITHHOLD	FOR ALL
	Meeting of Stockholders.	ALL	ALL	EXCEPT

	01. Leslie H. Gelb 02. Stéphane R. F. Henry 03. Luis F. Rubio	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Annual Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

IFN_25584_042314